UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A

_____________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

Athena Technology Acquisition Corp. II

(Name of Registrant as Specified In Its Charter)

________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

NOTICE OF SPECIAL MEETING

TO BE HELD ON MARCH 12, 2024

TO THE STOCKHOLDERS OF ATHENA TECHNOLOGY ACQUISITION CORP. II:

You are cordially invited to attend the Special Meeting (the “Special Meeting”) of stockholders of Athena Technology Acquisition Corp. II (the “Company,” “we,” “us” or “our”), to be held at 1:00 p.m., Eastern Time, on March 12, 2024. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2024SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Second Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Second Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from March 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering (the “IPO”) of units) (the “Current Outside Date”) to December 14, 2024 (the date which is 36 months from the closing date of the IPO) (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO (the “trust account”) the lesser of (a) $40,000 and (b) $0.02 for each share of the Company’s common stock (“common stock”) issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”) (the “Second Extension Amendment Proposal”).

2.      To amend our charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

3.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Second Extension (the “Adjournment Proposal”).

On April 20, 2023, the Company announced that it had entered into a business combination agreement with The Air Water Company, a Cayman Islands exempted company, and the other parties thereto. The parties thereafter amended the agreement on June 16, 2023, July 20, 2023, August 22, 2023 and September 30, 2023, each time to extend the to extend the SPAC Termination Notice Date (as defined in the business combination agreement). On December 13, 2023, the parties mutually agreed to terminate the agreement.

Each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ATEK2024SM. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

THE BOARD OF DIRECTORS OF THE COMPANY (THE “BOARD”) UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SECOND EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s current charter provides that the Company has until March 14, 2024, or 27 months after the closing date of the IPO, to complete a business combination. The Board currently believes that there may not be sufficient time for the Company to consummate a business combination by the Current Outside Date. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to the Extended Date. If the Second Extension Amendment Proposal is approved, the Company would have up to an additional nine months after the Current Outside Date to consummate an initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

The affirmative vote of 65% of the Company’s outstanding common stock will be required to approve the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, the Sponsor holds 8,881,250 shares of the Company’s Class A common stock (“Class A common stock”) and 953,750 shares of Class A common stock underlying the 953,750 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. On June 21, 2023, pursuant to the terms of our amended charter, the Sponsor elected to convert each of its 8,881,250 then-outstanding shares of the Class B common stock into Class A common stock on a one-for-one basis with immediate effect. Accordingly, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting, then the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will both be approved even if some or all of the other holders of our public shares (“public stockholders”) do not vote in favor of such proposals. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Our Board has fixed the close of business on February 21, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the

Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and regardless of whether stock stockholders hold public shares on the record date. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. Our Sponsor has agreed to waive their redemption rights with respect to their shares in connection with a stockholder vote to approve an amendment to the Company’s charter. If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above.

If the Second Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Any redemption of shares of common stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the proceeds placed in the trust account in connection with the IPO and any extension payment, as well as any interest earned thereon, will not be used to pay for any excise tax payable pursuant to the IRA.

The Company estimates that the per-share price at which the redeemable public shares may be redeemed from cash held in the trust account will be approximately $11.23, for illustrative purpose, calculated as of February 21, 2024, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American LLC (the “NYSE American”) was $11.32. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on any proposed business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares in connection with the Second Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event any proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are each advisable, and our Board recommends that you vote or give instruction to vote “FOR” each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the Special Meeting.

February 23, 2024	By Order of the Board of Directors,
/s/ Isabelle Freidheim
Isabelle Freidheim
Chief Executive Officer and Director

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting against the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on March 12, 2024: This notice of meeting and the accompanying proxy statement are being made available on or about February 23, 2024 at www.virtualshareholdermeeting.com/ATEK2024SM.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO OUR TRANSFER AGENT (AS DEFINED HEREIN) BY 5:00 P.M. ET ON MARCH 8, 2024, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED FEBRUARY 23, 2024

ATHENA TECHNOLOGY ACQUISITION CORP. II
442 5th Avenue
New York, New York 10018

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 12, 2024

The Special Meeting (the “Special Meeting”) of stockholders of Athena Technology Acquisition Corp. II (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 1:00 p.m., Eastern Time, on March 12, 2024. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2024SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals:

1.      To amend (the “Second Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation, as amended (our “charter”), to extend the date by which the Company must consummate a business combination (as defined below) (the “Second Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from March 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering (the “IPO”) of units) (the “Current Outside Date”) to December 14, 2024 (the date which is 36 months from the closing date of the IPO) (the “Extended Date”) provided that Athena Technology Sponsor II, LLC (the “Sponsor”) or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO (the “trust account”) the lesser of (a) $40,000 and (b) $0.02 for each share of the Company’s common stock (“common stock”) issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (each, an “extension payment”) (the “Second Extension Amendment Proposal”).

2.      To amend (the “Redemption Limitation Amendment”) our charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination (the “Redemption Limitation”) (the “Redemption Limitation Amendment Proposal”).

3.      To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Second Extension (the “Adjournment Proposal”).

Each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described herein. The Special Meeting will be a virtual meeting. You will be able to attend and participate in the Special Meeting online by visiting www.virtualshareholdermeeting.com/ATEK2024SM. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

On April 20, 2023, the Company announced that it had entered into a business combination agreement with The Air Water Company, a Cayman Islands exempted company, and the other parties thereto. The parties thereafter amended the agreement on June 16, 2023, July 20, 2023, August 22, 2023 and September 30, 2023, each time to extend the to extend the SPAC Termination Notice Date (as defined in the business combination agreement). On December 13, 2023, the parties to the business combination agreement mutually agreed to terminate the agreement.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”). The Company’s current charter provides that the Company has until March 14, 2024, or 27 months after the closing date of its IPO, to complete a business combination. The Company’s board of directors (the “Board”) currently believes that there may not be sufficient time for the Company to consummate a business combination by the Current Outside Date. Accordingly, the Board has determined that it is in the best interests of the Company’s stockholders to further extend the Current Outside Date to the Extended Date. If the Second Extension Amendment Proposal is approved, the Company would have up to an additional nine months after the Current Outside Date to consummate a business combination or any potential alternative initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

The affirmative vote by holders of 65% of the Company’s outstanding common stock will be required to approve each of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, the Sponsor holds 8,881,250 shares of the Company’s Class A common stock (“Class A common stock”) and 953,750 shares of Class A common stock underlying the 953,750 private placement units which the Sponsor purchased in a private placement concurrently with the consummation of the IPO. Accordingly, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting, then both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Our Board has fixed the close of business on February 21, 2024 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, if approved by the requisite vote of stockholders, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and regardless of whether stock stockholders hold public shares on the record date. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the

Company. If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are both approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above.

If the Second Extension is effectuated, the remaining public stockholders will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, the remaining public stockholders will be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $24,685,887.97 (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Any redemption of shares of common stock on or after January 1, 2023, such as the redemptions discussed herein, may be subject to the excise tax. The Company confirms that the proceeds placed in the trust account in connection with the IPO and any extension payment, as well as any interest earned thereon, will not be used to pay for any excise tax payable pursuant to the IRA.

The Company estimates that the per-share price at which the redeemable public shares may be redeemed from cash held in the trust account will be approximately $11.23, for illustrative purpose, calculated as of February 21, 2024, the record date of the Special Meeting. On the record date, the closing price of the Company’s Class A common stock on the NYSE American LLC (the “NYSE American”) was $11.32. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Second Extension Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

Our Sponsor has agreed to waive their redemption rights with respect to their shares of common stock in connection with a stockholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that its Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time, that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved.

Our Board has fixed the close of business on February 21, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the Special Meeting. On the record date, there were 12,033,039 outstanding shares of the Company’s Class A common stock and no outstanding shares of the Company’s Class B common stock. The Company’s warrants do not have voting rights in connection with either the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to finance or consummate an initial business combination;

•        the anticipated benefits of any initial business combination;

•        our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving any such business combination, as a result of which they would then receive expense reimbursements or other benefits;

•        our potential ability to obtain additional financing, if needed, to complete any such business combination;

•        our public securities’ potential liquidity and trading;

•        the use of proceeds not held in the trust account (as described herein) or available to us from interest income on the trust account balance; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” and elsewhere in this proxy statement, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, our subsequently filed Quarterly Reports on Form 10-Q and any other documents filed by the Company with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire proxy statement, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated in Delaware on May 20, 2021, formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

On December 14, 2021, the Company consummated its IPO of 25,375,000 units (the “units”), each consisting of one share of Class A common stock (the “public shares”) and one-half of one redeemable warrant, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option, at $10.00 per unit generating gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares (the “founder shares”) to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A common stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units (the “private placement units”), each consisting of one share of Class A common stock (the “private placement shares”) and one-half of one redeemable warrant (the “private placement warrants”), at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units.

Following the closing of the IPO on December 14, 2021, an amount of $256,287,500 ($10.10 per unit) out of the net proceeds of the sale of the units in the IPO and the sale of the private placement units was placed in the trust account, which was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (together with the regulations thereunder, “Investment Company Act”), with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earlier of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the period provided in our charter. Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated on or before a certain date. In our case such certain date is March 14, 2024. As of the record date, the Company had $24,685,887.97 million of cash remaining in the trust account.

On April 20, 2023, the Company announced that it had entered into a business combination agreement with The Air Water Company, a Cayman Islands exempted company, and the other parties thereto. The parties thereto thereafter amended the agreement on June 16, 2023, July 20, 2023, August 22, 2023 and September 30, 2023. The parties to the business combination agreement mutually agreed to terminate the agreement on December 13, 2023.

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the charter and the Company’s Investment Management Trust Agreement, dated as of December 9, 2021 by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”) to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024 (the “First Extension”). The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the trust account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of common stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the Trust Account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the trust account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our charter, as amended on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 then-outstanding shares of the Company’s Class B common stock (“Class B common stock”) into Class A common stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A common stock issued and outstanding and no shares of Class B common stock issued and outstanding.

Our Board has determined that it is in the best interests of the Company to further amend the charter to extend the date we have to consummate a business combination to December 14, 2024 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal. Each proposal is described below:

1.      Second Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from March 14, 2024 (the date which is 27 months from the closing date of the IPO) to December 14, 2024 (the date which is 36 months from the closing date of the IPO), provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

2.      Redemption Limitation Amendment Proposal:    To amend our charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination.

3.      Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

What are the purposes of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the an initial business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension.

Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $24,685,887.97 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal are not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

The Sponsor has agreed to waive its redemption rights with respect to its shares of common stock in connection with a stockholder vote to approve an amendment to the charter.

Why is the Company proposing the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if there is no qualifying business combination(s) consummated within the Current Outside Date. Our Board currently believes that there may not be sufficient time for the Company to complete a business combination by the Current Outside Date. Accordingly, the Company has determined to seek stockholder approval to extend the Current Outside Date to the Extended Date.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal or if we determine that additional time is necessary to effectuate the Second Extension. Accordingly, our Board is proposing the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Second Extension Amendment Proposal the Redemption Limitation Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Second Extension Amendment to extend the date by which the Company must complete a business combination until the Extended Date. The Second Extension would give the Company the opportunity to complete a business combination, which our Board believes in the best interests of the stockholders.

Eliminating from our charter the Redemption Limitation will allow the Company to redeem public shares regardless of whether such redemption would exceed the Redemption Limitation. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a business combination, which the Board believes is in the best interests of the Company and its stockholders.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination by the Current Outside Date, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider an initial business combination.

Our Board recommends that you vote in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

How do the Company insiders intend to vote their shares?

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of each of the three proposals. The Sponsor is not entitled to redeem its shares of common stock. On the record date, the Sponsor beneficially owned and was entitled to vote 8,881,250 shares of Class A common stock and 953,750 private placement shares, which represents approximately 81.7% of the Company’s issued and outstanding common stock. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of each of the three proposals at the Special Meeting, then the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, if presented, will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the redeemable public shares, which is currently estimated to be $11.23 per share, calculated based on the trust account amount as of the record date, and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Second Extension Amendment Proposal, Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

Approval of each of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock, including those shares held as a constituent part of our units, on the record date. As of the date of this proxy statement, the Sponsor holds approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting, then the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Second Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

What happens if I sell my public shares or units before the Special Meeting?

The February 21, 2024 record date is earlier than the date of the Special Meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal?

If you do not want the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote or vote against such proposal. If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and the Second Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the Second Extension until the Extended Date, as described in this proxy statement, the Company does not currently anticipate seeking any further Second Extension to consummate its initial business combination.

What happens if either of the Second Extension Amendment Proposal or Redemption Limitation Amendment Proposal is not approved?

If either the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

The Sponsor has agreed to waive its redemption rights with respect to its shares of common stock in connection with a stockholder vote to approve an amendment to the charter.

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, (i) the Company will continue to attempt to consummate a business combination until the Extended Date, (ii) the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and will remain a reporting company under the Exchange Act, and its units, public shares and public warrants will remain publicly traded and (iii) the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our Sponsor through its shares.

How are the funds in the trust account currently being held?

On January 24, 2024, the Securities and Exchange Commission (“SEC”) adopted previously proposed rules (the “SPAC Rules”) relating to, among other items, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act, including a rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPACs duration, asset composition, business purpose and activities

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. As indicated above, we completed our IPO on December 14, 2021 and have operated as a blank check company. We may be unable to complete an initial business combination before the proposed Extended Date. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete any initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. During the year ended December 31, 2023, the trust account earned $6,009,584.61 in interest. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, we may instruct the Trustee with respect to the trust account, to liquidate the U.S. government treasury obligations or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash (i.e., in one or more bank accounts) until the earlier of the consummation of an initial business combination or our liquidation. Following such liquidation of the assets in our trust account, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would have otherwise received upon any redemption or liquidation of the Company if the assets in the trust account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase in the future.

In addition, we may be deemed to be an investment company. The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or our liquidation. For more information, see the section entitled “Risk Factors — The SEC issued final rules to regulate SPACs — including rules related to the extent to which SPACs could be become subject to regulation under the Investment Company Act — that, if adopted, may increase our costs and the time needed to complete our initial business combination.”

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at 1:00 p.m., Eastern Time, on March 12, 2024, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the Special Meeting by visiting www.virtualshareholdermeeting.com/ATEK2024SM and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. The Special Meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting in person.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from Broadridge Financial Solutions, Inc. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 442 5th Avenue, New York, New York 10018, Attn: Isabelle Freidheim, Chief Executive Officer.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Because approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal require the affirmative vote of the stockholders holding at least 65% of the shares of common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting, then the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approvals of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are each non-routine matters.

For non-routine matters, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on February 21, 2024, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On the record date, 12,033,039 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name.    If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company (the “transfer agent”), then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

The Company’s directors and executive officers have interests in the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of shares of our common stock, and warrants that may become exercisable in the future, and the possibility of future compensatory arrangements. See the sections entitled “The Second Extension Amendment Proposal and The Redemption Amendment Proposal — Interests of the Company’s Directors and Officers.”

Who is the Company’s Sponsor?

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A common stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of common stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject any business combination to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the trust account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

What if I object to the Second Extension Amendment Proposal, the Redemption Limitation Proposal or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if either the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved?

If either the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event the Company winds up.

What happens to the Company’s warrants if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved?

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will continue its efforts to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How do I redeem my public shares?

If the Second Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Second Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the total number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on March 8, 2024 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote “FOR” or “AGAINST” the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on March 8, 2024 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Second Extension Amendment, the Redemption Limitation Amendment Proposal and the Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and either the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension and the Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment and the Redemption Limitation Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

Will the Company be subject to the new 1% U.S. federal excise tax that could be imposed in connection with redemptions of public shares?

On August 16, 2022, the IRA was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases, including redemptions, of stock by publicly traded domestic corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. Because we are a Delaware corporation and our securities are trading on the NYSE American, we are a “covered corporation” for this purpose. The excise tax is imposed on the repurchasing corporation itself, not on its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the avoidance of, the excise tax.

On December 27, 2022, the U.S. Department of the Treasury issued Notice 2023-2 (the “Notice”) as interim guidance until publication of forthcoming proposed regulations on the excise tax. Although the guidance in the Notice does not constitute proposed or final Treasury regulations, taxpayers may generally rely upon the guidance provided in the Notice until the issuance of the forthcoming proposed regulations. Certain of the forthcoming proposed regulations (if issued) could, however, apply retroactively. The Notice generally provides that if a covered corporation completely liquidates and dissolves, distributions in such complete liquidation and other distributions by such covered corporation in the same taxable year in which the final distribution in complete liquidation and dissolution is made are not subject to the excise tax.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the trust account to pay such stockholders. Because such redemptions occurred after December 31, 2022, such redemptions are subject to the excise tax. We estimate the amount of excise tax that we are subject to as a result of the First Extension to be approximately $2.4 million.

Similar to the First Extension and as described under the section of this proxy statement entitled “The Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal — Redemption Rights,” if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, and if the Second Extension is implemented, public stockholders will have the right to require us to redeem their public shares. Because any such redemptions will also occur after December 31, 2022 such redemptions may be subject to the excise tax. As there are currently 2,198,039 shares of redeemable Class A common stock that are outstanding, the Company estimates that the maximum amount of excise tax that it may be subject to pursuant to the Second Extension if all such redeemable shares were redeemed would be approximately $247,000. This estimate is based on the per-share price at which the redeemable public shares may be redeemed from cash held in the trust account calculated as of February 21, 2024. Whether and to what extent we would be subject to the excise tax in connection with any such redemptions pursuant to the Second Extension Amendment Proposal would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, together with any other redemptions or repurchases we consummate in the same taxable year, (ii) the structure of any business combination and the taxable year in which it occurs, (iii) the nature and amount of any “PIPE” or other equity issuances, in connection with a business combination or otherwise, issued within the same taxable year, (iv) whether we completely liquidate and dissolve within the taxable year of such redemptions, and (v) the content of final and proposed regulations and further guidance from the U.S. Department of the Treasury. The foregoing could cause a reduction in the cash available to complete a business combination and our ability to complete a business combination. In addition, because the excise tax would be payable by the Company and not by the redeeming holder, the specific mechanics of any required payment of the excise tax have not been determined. It is expected that, at the time of the redemption of public shares, the amount of the excise tax payable may not be known with certainty. The Company confirms that amounts payable to public stockholders with respect to redemptions of public shares out of funds held in the trust account, any extension payments and any additional amounts deposited into the trust account, as well as any interest earned thereon, will not be reduced by the excise tax, if any, resulting from redemptions of public shares in connection with the First Extension or the Second Extension. Management is currently evaluating different options on how and when the Company may pay for any such excise taxes as a result of the First Extension or any redemptions that may occur as a result of the Second Extension.

As described under the section of this proxy statement entitled “The Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal — If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are Not Both Approved,” if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not both approved and we have not consummated a business combination by December 14, 2024, we will redeem the public shares in a liquidating distribution. We do not expect such redemption in connection with the liquidating distribution to be subject to the excise tax under the Notice, but such expectation is subject to a number of factual and legal uncertainties, including further guidance from the U.S. Department of the Treasury.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ATEK.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

The SEC issued final rules to regulate SPACs — including rules related to the extent to which SPACs could be become subject to regulation under the Investment Company Act — that, if adopted, may increase our costs and the time needed to complete our initial business combination.

On January 24, 2024, the SEC adopted the SPAC Rules relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies, the condensed financial statement requirements applicable to transactions involving shell companies, the use of projections by SPACs in SEC filings in connection with proposed business combination transactions, the potential liability of certain participants in proposed business combination transactions and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPACs duration, asset composition, business purpose and activities. The SPAC Rules may increase the costs and time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

In part as a result of the SPAC Rules, there is currently uncertainty concerning the applicability of the Investment Company Act to SPACs. It is possible that a claim could be made that we have been operating as an unregistered investment company. This risk may be increased if we continue to hold the funds in the trust account in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, rather than instructing the trustee to liquidate the securities in the trust account and hold the funds in cash.

During the year ended December 31, 2023, the trust account earned $6,009,584.61 in interest. If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead liquidate. If we are required to liquidate, our stockholders would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and the our warrants would expire worthless.

There are no assurances that the Second Extension will enable us to complete an initial business combination.

Approving the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal involves a number of risks. Even if the Second Extension Amendment Proposal is approved and the Second Extension is implemented, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination, is dependent on a variety of factors, many of which are beyond our control. If the Second Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares of Class A common stock in connection with the Second Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Second Extension Amendment Proposal or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Second Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of shares of Class A common stock on the open market. The price of shares of Class A common stock may be volatile, and there can be no assurance that stockholders will be able to dispose of shares of Class A common stock at favorable prices, or at all.

The ability of our public stockholders to exercise redemption rights if the Second Extension Amendment Proposal is approved with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is approved.

The NYSE American may delist our securities from trading on its exchange following redemptions by our stockholders in connection with approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Immediately after our IPO, our Class A common stock was listed on the New York Stock Exchange (“NYSE”). On July 17, 2023, we announced that we would transfer the listing of our Class A common stock, redeemable warrants and units from the NYSE to the NYSE American, and our Class A common stock, redeemable warrants and units have traded on the NYSE American since July 21, 2023.

After the Special Meeting, we will be required to demonstrate compliance with the NYSE American’s continued listing requirements in order to maintain the listing of our securities on the NYSE American. Such continued listing requirements for our securities include:

•        maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly held shares of Class A common stock of at least $40,000,000 (excluding shares of Class A common stock held by our directors, officers or their immediate families and other concentrated holdings of 10% or greater, in each case measured over thirty consecutive trading days);

•        our securities not falling below the following distribution criteria:

•        300 public stockholders; or

•        1,200 total stockholders and average monthly trading volume of 100,000 shares of Class A common stock, for the most recent 12 months; or

•        600,000 publicly-held shares of Class A common stock; and

•        consummating an initial business combination within the time period specified in our charter.

Additionally, we expect that if our Class A common stock fails to meet the NYSE American’s continued listing requirements, our units and warrants will fail to meet the NYSE American’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of the NYSE American’s continued listing requirements following the Special Meeting and any related stockholder redemptions of our shares of Class A common stock. If our securities do not meet the NYSE American’s continued listing requirements, the NYSE American may delist our securities from trading on its exchange.

If the NYSE American delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•        a limited availability of market quotations for our securities;

•        reduced liquidity for our securities;

•        a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•        a limited amount of news and analyst coverage; and

•        a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE American, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, the NYSE American may delist our securities from its exchange which could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

If the Second Extension Amendment Proposal is approved by our stockholders, it would allow us to complete a business combination for up to 36 months after the closing of our IPO. NSYE American rules require that we complete a business combination no later than 36 months after our IPO. If we do not complete a business combination within 36 months of our IPO, we will not be able to further extend the period to complete a business combination without violating NYSE American rules, potentially subjecting us to delisting. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our IPO our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in its securities and subject us to additional trading restrictions.

We and the holders of our securities could be materially adversely impacted if our securities are delisted from the NYSE American due to non-compliance with the above rule. In particular:

•        the price of our securities will likely decrease as a result of the loss of market efficiencies associated with the NYSE American;

•        holders may be unable to sell or purchase our securities when they wish to do so;

•        we may become subject to shareholder litigation;

•        we may lose the interest of institutional investors in our securities;

•        we may lose media and analyst coverage; and

•        we would likely lose any active trading market for our securities, as our securities may only then be traded on one of the over-the-counter markets, if at all.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 1:00 p.m., Eastern Time, on March 12, 2024. The Special Meeting will be held virtually, at www.virtualshareholdermeeting.com/ATEK2024SM. At the Special Meeting, the stockholders will consider and vote upon the following proposals.

1.      The Second Extension Amendment Proposal:    To amend our charter to extend the date by which the Company must consummate a business combination from March 14, 2024 (the date which is 27 months from the closing date of the IPO), to December 14, 2024 (the date which is 36 months from the closing date of the IPO), provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of common stock issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred.

2.      Redemption Limitation Amendment Proposal:    To amend our charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination.

3.      The Adjournment Proposal:    To approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, or if we determine that additional time is necessary to effectuate the Second Extension.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on February 21, 2024, the record date for the Special Meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 12,033,039 outstanding shares of common stock, each of which entitles its holder to cast one vote per share. The warrants do not carry voting rights.

Votes Required

Approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s common stock outstanding on the record date. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Second Extension Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Second Extension Amendment Proposal at the Special Meeting, then the Second Extension Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the Special Meeting. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Broker non-votes will have the same effect as “AGAINST” votes with respect to each of the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

If you do not want the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal to be approved, you must abstain, not vote or vote against the proposals. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment and the Redemption Limitation Amendment.

Voting

You can vote your shares at the Special Meeting by proxy or virtually. You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the internet as described above, you will designate Isabelle Freidheim and Anna Apostolova to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person by attending the Special Meeting virtually.

A special note for those who plan to attend the Special Meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to ATEK.info@investor.morrowsodali.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by filing with Isabelle Freidheim, Chief Executive Officer, at Athena Technology Acquisition Corp. II, 442 5th Avenue, New York, New York 10018, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the Special Meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ATEK.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 442 5th Avenue, New York, New York 10018. Our telephone number at such address is (970) 925-1572.

THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on May 20, 2021. On December 14, 2021, the Company consummated its IPO of 25,375,000 units, including the issuance of 375,000 units as a result of the underwriters’ partial exercise of their over-allotment option. Each unit consists of one share of Class A common stock and one-half of one redeemable public warrant, with each whole warrant entitling the holder thereof to purchase one share pf Class A common stock for $11.50 per share. The units were sold at a price of $10.00 per unit, generating total gross proceeds of $253,750,000.

Prior to the consummation of the IPO, on August 31, 2021, the Company issued an aggregate of 7,362,500 founder shares to its Sponsor for an aggregate purchase price of $25,000, and in November 2021, the Company effected a 1.36672326 for 1 stock split of its common stock, resulting in the Sponsor owning an aggregate of 10,062,500 founder shares. Up to 1,312,500 founder shares were forfeited by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. In connection with the underwriters’ partial exercise of their over-allotment option on December 28, 2021, the Sponsor forfeited 1,181,250 founder shares. As of the date of this proxy statement, the Sponsor owns an aggregate of 8,881,250 shares of Class A common stock.

Simultaneously with the closing of the IPO, the Company consummated the sale of an aggregate of 950,000 private placement units at a price of $10.00 per private placement unit in a private placement to our Sponsor, generating gross proceeds to the Company of $9,500,000. Simultaneously with the exercise of the over-allotment, the Company consummated the private placement of an additional 3,750 private placement units to the Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $37,500. As of the date of this proxy statement, the Sponsor owns an aggregate of 953,750 private placement units. Each private placement unit consists of one share of Class A Common stock and one-half of one private placement warrant. Each whole private placement warrant is exercisable to purchase one whole share of Class A common stock at $11.50 per share.

On April 20, 2023, the Company announced that it had entered into a business combination agreement with The Air Water Company, a Cayman Islands exempted company, and the other parties thereto. The parties thereto thereafter amended the agreement on June 16, 2023, July 20, 2023, August 22, 2023 and September 30, 2023. The parties to the business combination agreement mutually agreed to terminate the agreement on December 13, 2023.

On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to amend the charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the trust account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of common stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the trust account of $60,000 each, for total deposits of $540,000 through February 9, 2024.

In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the trust account to pay such stockholders.

On June 21, 2023, pursuant to the terms of our charter, as amended on June 13, 2023 and June 20, 2023, the Sponsor elected to convert each of its 8,881,250 founder shares into Class A common stock on a one-for-one basis with immediate effect. Following such conversion, there were 12,033,039 shares of Class A commons stock issued and outstanding and no shares of Class B common stock issued and outstanding.

Our current charter provides that we have until March 14, 2024, or 27 months after the closing date of our IPO, to complete an initial business combination. As of the record date, the Company had $24,685,887.97 of cash in the trust account.

The Second Extension Amendment and the Redemption Limitation Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to up to the Extended Date by electing to extend the date to consummate an initial business combination on a monthly basis up to nine times by an additional one month each time after the Current Outside Date until the Extended Date, or a total of up to nine months after the Current Outside Date, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of unredeemed common stock. The Company is also proposing to amend the charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination.

The sole purpose of the Second Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. Approval of the Second Extension Amendment Proposal is a condition to the implementation of the Second Extension.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from our charter the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of an initial business combination. The Board believes it is in the best interests of the Company and its shareholders for the Company to be allowed to effect redemptions and a business combination irrespective of the Redemption Limitation.

If the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company has not consummated an initial business combination by the Current Outside Date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In addition, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete an initial business combination by the Current Outside Date.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

The Sponsor

The Sponsor is Athena Technology Sponsor II, a Delaware limited liability company. The Sponsor currently owns 8,881,250 shares of Class A common stock and 953,750 private placement units. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and dispositive power over the shares of Class A common stock held by the Sponsor and may be deemed to beneficially own such shares. The Company does not believe that any of the above facts or relationships would subject an initial business combination to regulatory review, including review by CFIUS. Further, the Company does not believe that if such a review were conceivable that a potential business combination ultimately would be prohibited. However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redemption of 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest not previously released to the Company to pay its taxes and expenses related to the administration of the trust account (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish the rights of the public stockholders

(including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

If Either of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is Not Approved

Stockholder approval of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Second Extension Amendment unless our stockholders approve the Second Extension Amendment Proposal.

If either of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event the Company winds up.

The Sponsor has waived its rights to participate in any liquidating distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are Approved

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company would have up to an additional nine months after the Current Outside Date to consummate an initial business combination, provided that the Sponsor or its affiliates or permitted designees will deposit into the trust account the lesser of (a) $40,000 and (b) $0.02 for each share of unredeemed common stock. The Company will then continue to work to consummate an initial business combination by the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Second Extension is implemented and you do not elect to redeem your public shares in connection with the Second Extension, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the Second Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $24,685,887.97 (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Redemption Rights

If the Second Extension Amendment Proposal is approved, and the Second Extension is implemented, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than an aggregate of 15% of the shares of Class A common stock without the prior consent of the Company. If the Second Extension Amendment Proposal is approved by the requisite vote of stockholders, then the Withdrawal Amount (as defined below) will be withdrawn from the trust account and paid to the redeeming public stockholders with respect to the portion of public shares that were validly redeemed as described above. In addition, the remaining public stockholders be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date, subject to any limitations set forth in our charter, as amended.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON MARCH 8, 2024 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE SECOND EXTENSION AMENDMENT PROPOSAL, THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Second Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on March 8, 2024 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004 (e-mail: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that either of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment and the Redemption Limitation Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the total number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $11.23 per share. The closing price of the common stock on the NYSE American on February 21, 2024, the record date, was $11.32. Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.09 less than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on March 8, 2024 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Second Extension Amendment and the Redemption Limitation Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with our charter, the 8,881,250 founder shares that the Sponsor converted into shares of Class A common stock on a one-for-one basis, which were acquired by our Sponsor as founder shares directly from the Company for an aggregate investment of $25,000, or approximately $0.003 per share, will be worthless (as the Sponsor has waived liquidation rights with respect to such shares). Such shares had an aggregate market value of approximately $100,535,750.00 based on the last sale price of $11.32 on the NYSE American on February 21, 2024, the record date;

•        If the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with the terms of the purchase agreement governing the private placement units, the 953,750 private placement units purchased by our Sponsor for an aggregate investment of $9,537,500, or $10.00 per private placement unit, will be worthless, as they will expire. The private placement units had an aggregate market value of $10,510,325.00 based on the last sale price of $11.02 on the NYSE American on February 21, 2024, the record date;

•        Even if the trading price of the Class A common stock were as low as $0.97 per share, the aggregate market value of the founder shares and the Class A common stock contained in the private placement units held by the Sponsor (without taking into account the value of the private placement warrants) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and the Company liquidates without completing its initial business combination before December 14, 2024, the Sponsor will lose its entire investment in us, including the $25,000 purchase price for the founder shares and the $9,537,500 purchase price for the private placement units;

•        On June 13, 2023, the Company held a special meeting at which its stockholders approved, by special resolution, proposals to, among other things, amend the charter and the Trust Agreement to extend the date by which the Company must consummate its initial business combination from June 14, 2023 to March 14, 2024. The amendments enabled us to extend the period of time we have to consummate our initial business combination by nine months, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine times by an additional one month each time, provided that the Sponsor or its affiliates or permitted designees deposited into the trust account the lesser of (a) $60,000 and (b) $0.03 per unredeemed share of common stock. In connection with the First Extension, the Sponsor made nine monthly contributions to the trust account of $60,000 each, for total deposits of $540,000 through February 9, 2024. In connection with the special meeting at which the First Extension was approved, the holders of an aggregate of 23,176,961 shares of Class A common stock, representing approximately 91.3% of the then issued and outstanding public shares, properly exercised their right to redeem their shares for cash. As a result, an aggregate of $239,604,919.33 (or approximately $10.34 per share) was released from the trust account to pay such stockholders;

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve a business combination and some are expected to continue to serve following a business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Second Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company may not be able to reimburse these expenses if an initial business combination is not completed.

Additionally, if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of public shares (i) of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved. This section applies only to Holders that hold their public shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and public warrant components of the unit, and the discussion below with respect to actual Holders of public shares also should apply to holders of units (as the deemed owners of the underlying public shares and public warrants that constitute the units). Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person holding private placement warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any state, local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare contribution tax on net investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•        banks, financial institutions or financial services entities;

•        brokers, dealers or traders in securities;

•        taxpayers that are subject to the mark-to-market accounting rules with respect to the public shares;

•        tax-exempt entities;

•        governments or agencies or instrumentalities thereof;

•        insurance companies;

•        regulated investment companies or real estate investment trusts;

•        partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the public shares through such a partnership or pass-through entity;

•        persons deemed to sell the Company’s public shares under the constructive sale provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”);

•        the Sponsor, its affiliates or any person owning a direct or indirect interest in the Sponsor, and any person that owns founder share or private placement warrants;

•        U.S. expatriates or former citizens or long-term residents of the United States;

•        persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•        persons that acquired their public shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•        tax-qualified retirement plans;

•        “qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds;

•        persons that hold their public shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•        U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•        “controlled foreign corporations,” “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and the exercise of their redemption rights with respect to their public shares in connection therewith.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH AND IS NOT TAX ADVICE. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS OR ANY APPLICABLE TAX TREATY.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder who does not elect to redeem their public shares (including any public stockholder who votes in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal) will continue to own its public shares, and should not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

Tax Treatment of Redeeming Stockholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•        an estate whose income is subject to U.S. federal income tax regardless of its source; or

•        a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of public shares that exercises its redemption rights with respect to its public shares to receive cash in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares, a U.S. Holder should be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”

Whether a redemption of public shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning public warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of public shares generally should be treated as a sale of public shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include public shares which could be acquired pursuant to the exercise of public warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of public shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of public shares). Prior to the completion of an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply. There will be a complete termination of a U.S. Holder’s interest if either (1) all of the public shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the public shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other public shares (including any stock constructively owned by the U.S. Holder as a result of owning public warrants). The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of public shares should be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its public warrants or possibly in other shares of the Company’s stock constructively owned by it.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s public shares is treated as a corporate distribution, as discussed above under the section entitled “— Generally,” the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles.

Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its public shares. Any remaining excess should be treated as gain realized on the sale of public shares and should be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Public Shares.”

Any dividends received by a U.S. Holder that is a taxable corporation should be taxable at regular corporate tax rates and should generally be eligible for the dividends received deduction if the requisite holding period is satisfied. Under tax laws currently in effect and subject to certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), dividends paid to non-corporate U.S. Holders may constitute “qualified dividend income” that will be subject to tax at the preferential tax rate accorded to long-term capital gains, provided that certain holding period requirements are met and the U.S. Holder is not under an obligation to make related payments with respect to positions in substantially similar or related property. It is unclear whether the redemption rights with respect to the Company’s public shares prevents a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. If the holding period requirements are not satisfied, then a U.S. Holder that is treated as a corporation for U.S. federal income tax purposes may not be able to qualify for the dividends received deduction and would have taxable income equal to the entire dividend amount, and non-corporate U.S. Holders may be subject to tax on such dividend at regular ordinary income tax rates instead of the preferential rate that applies to qualified dividend income.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s public shares is treated as a sale, as discussed above under the section entitled “— Generally,” a U.S. Holder generally should recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Company’s public shares may suspend the running of the applicable holding period for this purpose. If the running of the holding period is suspended, then non-corporate U.S. Holders may not be able to satisfy the one-year holding period requirements for long-term capital gain treatment, in which case any gain on a sale or taxable disposition of the shares or warrants would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of public shares (including as a result of holding different blocks of public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the public shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of public shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of public shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding should not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a public share who or that is, for U.S. federal income tax purposes:

•        a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•        a foreign corporation; or

•        an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of public shares that exercises its redemption rights to receive cash from the trust account in exchange for all or a portion of its public shares will depend on whether the redemption qualifies as a sale of the public shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally.” If such a redemption qualifies as a sale of public shares, the U.S. federal income tax consequences to the Non-U.S. Holder should be as described below under “— Taxation of Redemption Treated as a Sale of Public Shares.” If such a redemption does not qualify as a sale of public shares, the Non-U.S. Holder should be treated as receiving a corporate distribution, the U.S. federal income tax consequences of which are described below under “— Taxation of Redemption as a Distribution.”

Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of thirty percent (30%) (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “Tax Treatment of Redeeming Stockholders — U.S. Holders — Generally”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.

Taxation of Redemption as a Distribution

In general, any distributions made to a Non-U.S. Holder of public shares, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), the Company will be required to withhold tax from the gross amount of the dividend at a rate of thirty percent (30%), unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). A Non-U.S. Holder that does not timely furnish the required documentation, but that qualifies for a reduced treaty rate, may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their tax advisors regarding their entitlement to benefits under any applicable income tax treaty. In addition, if the Company determines that it is likely to be classified as a “United States real property holding corporation” (see “— Taxation of Redemption as a Sale of Public Shares” below), the applicable withholding agent may withhold fifteen percent (15%) of any distribution that exceeds the Company’s current and accumulated earnings and profits, including a distribution in redemption of public shares.

The withholding tax generally does not apply to dividends paid to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such dividends are attributable), provided that such Non-U.S. Holder furnishes an IRS Form W-8ECI. Instead, the effectively connected dividends will be subject to U.S. federal income tax on a net income basis at the regular graduated rates, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of thirty percent (30%) (or a lower applicable treaty rate). Non-U.S. Holders should consult their tax advisors regarding any applicable tax treaties that may provide for different rules.

Taxation of Redemption as a Sale of Public Shares

A Non-U.S. Holder generally should not be subject to U.S. federal income or withholding tax in respect of gain recognized on a redemption of public shares that is treated as a sale as described above under “— Generally,” unless:

(i)     the gain is effectively connected with the conduct by the Non-U.S. Holder of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);

(ii)    such Non-U.S. Holder is a nonresident alien individual who was present in the United States for 183 days or more in the taxable year of such disposition (as such days are calculated pursuant to Section 7701(b)(3) of the Code) and certain other requirements are met; or

(iii)   the Company is or has been a “United States real property holding corporation” (as defined below) for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the Non-U.S. Holder’s holding period for the applicable security being disposed of, except, in the case where public shares are “regularly traded” on an “established securities market” (as such terms are defined under applicable Treasury Regulations), the Non-U.S. Holder is disposing of public shares and has owned, whether actually or based on the application of constructive ownership rules, five percent (5%) or less of public shares at all times within the shorter of the five-year period preceding such disposition of public shares or such Non-U.S. Holder’s holding period for such public shares. There can be no assurance that public shares are or have been treated as regularly traded on an established securities market for this purpose. It is unclear how the rules for determining the five percent (5%) threshold for this purpose would be applied with respect to public shares, including how a Non-U.S. Holder’s ownership of public warrants impacts the five percent (5%) threshold determination with respect to public shares. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is treated as a foreign corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a thirty percent (30%) rate (or a lower applicable income tax treaty rate) on such effectively connected gain, as adjusted for certain items.

If the second bullet point applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to U.S. federal income tax at a tax rate of thirty percent (30%) (or a lower applicable tax treaty rate), which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of fifteen percent (15%) of the amount realized upon such redemption. The Company will be classified as a “United States real property holding corporation” if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. It is not expected that the Company would be a United States real property holding corporation in the immediate foreseeable future. However, such determination is factual in nature and subject to change, and no assurance can be provided as to whether the Company would be treated as a United States real property holding corporation in any year.

Non-U.S. Holders should consult their tax advisors regarding the U.S. federal income tax consequences to them in respect of any loss recognized on a redemption of public shares that is treated as a sale for U.S. federal income tax purposes.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS in connection with payments of distributions on, and the proceeds from a redemption taxed as a sale of, public shares regardless of whether such distributions constitute dividends or whether any tax was actually withheld. Payments of dividends on our public shares will not be subject to backup withholding, provided the applicable withholding agent does not have actual knowledge or reason to know the holder is a United States person and the holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E or W-8ECI, or otherwise establishes an exemption. In addition, proceeds from a redemption taxed as a sale of our public shares within the United States or conducted through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting if the applicable withholding agent receives the certification described above and does not have actual knowledge or reason to know that such holder is a United States person, or the holder otherwise establishes an exemption. Proceeds from a redemption taxed as a sale of our public shares conducted through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Copies of information returns that are filed with the IRS may also be made available under the provisions of an applicable treaty or agreement to the tax authorities of the country in which the Non-U.S. Holder resides or is established.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Sections 1471 to 1474 of the Code (such Sections commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) impose withholding taxes of thirty percent (30%) on payments of dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of our public shares to “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) or a “non-financial foreign entity” (each as defined in the Code) unless (1) the foreign financial institution undertakes certain U.S. information reporting and due diligence obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold thirty percent (30%) on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.

Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our public shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.

Non-U.S. Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.

As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Second Extension Amendment Proposal and the exercise of redemption rights in connection therewith.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding common stock is required to approve the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal at the Special Meeting, then both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposals. Approval of both the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal is a condition to the implementation of the Second Extension.

If either the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved and the Company does not consummate an initial business combination by the Current Outside Date, in accordance with its charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the total number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Sponsor, which is an affiliate of certain members of the Board and the Company’s management team, is expected to vote any common stock over which it has voting control in favor of each of the three proposals. The Sponsor is not entitled to redeem its shares of common stock. On the record date, the Sponsor beneficially owned and was entitled to vote 8,881,250 shares of Class A common stock and 953,750 private placement shares, which represents approximately 81.7% of the Company’s issued and outstanding common stock. The Sponsor plans to vote all of its shares in favor of both proposals being presented at the Special Meeting. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of both proposals at the Special Meeting, then the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, if presented, will each be approved even if some or all of the other public stockholders do not vote in favor of such proposals.

In addition, the Sponsor, directors, executive officers or any of their respective affiliates, may purchase public shares or public warrants in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsor, directors, executive officers or any of their respective affiliates would be (a) purchased at a price no higher than the redemption price for the redeemable public shares, which is currently estimated to be $11.23 per share, calculated based on the trust account amount as of the record date and (b) would not be (i) voted by the Sponsor, directors, executive officers or their respective affiliates at the Special Meeting and (ii) redeemable by the Sponsor, directors, executive officers or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the Special Meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and elected to redeem their shares for a portion of the trust account. None of the Sponsor, directors, executive officers or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE SECOND EXTENSION AMENDMENT PROPOSAL AND THE REDEMPTION LIMITATION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Second Extension Amendment Proposal and the Redemption Limitation Amendment Proposal — Interests of the Company’s Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Second Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Required Vote

The affirmative vote by a majority of holders the Company’s outstanding common stock is required to approve the Adjournment Proposal. As of the date of this proxy statement, the shares held by the Sponsor represent approximately 81.7% of the Company’s outstanding common stock. The Sponsor plans to vote all of its shares in favor of the Adjournment Proposal, if presented. Assuming that a quorum is achieved at the Special Meeting and that the Sponsor votes all of its shares in favor of the Adjournment Proposal at the Special Meeting, if presented, then the Adjournment Proposal will be approved even if some or all of the other public stockholders do not vote in favor of such proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Second Extension Amendment Proposal and the Redemption Limitation Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of February 21, 2024, the record date, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 12,033,039 shares of Class A common stock, and no shares of Class B common stock, issued and outstanding as of February 22, 2024.

NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES OF CLASS A COMMON STOCK BENEFICIALLY OWNED	APPROXIMATE PERCENTAGE OF OUTSTANDING CLASS A COMMON STOCK
Directors and Executive Officers
Isabelle Freidheim(2)	9,835,000	81.7%
Anna Apostolova	—	—
Kirthiga Reddy	—	—
Judith Rodin	—	—
Randi Zuckerberg	—	—
Sharon Brown-Hruska	—	—
Trier Bryant	—	—
All executive officers and directors as a group (seven individuals)	9,835,000	81.7%
Five Percent Holders
Athena Technology Sponsor II LLC (the Sponsor)(2)	9,835,000	81.7%
Antara Capital LP(3)	1,600,000	13.3%
AQR Capital Management, LLC(4)	883,578	7.3%

____________

(1)      Unless otherwise noted, the business address of each of the following is 442 5th Avenue, New York, NY 10018.

(2)      Represents shares held by our Sponsor. Isabelle Freidheim is the sole managing member of our Sponsor. Ms. Freidheim has sole voting and investment discretion and sole dispositive power with respect to the common stock held of record by our Sponsor. Ms. Freidheim disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest she may have therein, directly or indirectly. As previously disclosed in the Company’s Form 10-Q that was filed on November 20, 2023 for the quarter ended September 30, 2023, the Company issued two promissory notes to the Sponsor for an aggregate amount of $300,000 (the “Notes”) to pay certain working capital and proxy extension expenses. In connection with the funding of the Notes, on July 5, 2023, the Sponsor entered into a subscription agreement with a third-party investor pursuant to which, upon the closing of the initial business combination, the Sponsor will transfer up to 300,000 shares of Class A common stock to such third-party investor.

(3)      According to a Schedule 13G filed with the SEC on March 3, 2022, Antara Capital LP, holds shared voting and shared dispositive power with respect to 1,600,000 shares of the Company’s common stock. The address of the business office of such reporting person is 55 Hudson Yards, 47th Floor, Suite C, New York, New York 10001.

(4)      According to a Schedule 13G filed with the SEC on February 14, 2023, AQR Capital Management, LLC, holds shared voting and shared dispositive power with respect to 883,578 shares of the Company’s common stock. The address of the business office of such reporting person is Two Greenwich Plaza, Greenwich, Connecticut 06830.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 442 5th Avenue, New York, New York 10018, (970) 925-1572, Attn: Isabelle Freidheim, Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Second Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal by contacting us at the following address or telephone number:

Athena Technology Acquisition Corp. II
442 5th Avenue
New York, New York 10018
Attn: Isabelle Freidheim
Telephone: (970) 925-1572

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or
(203) 658-9400 (banks and brokers can call collect)
Email: ATEK.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than March 5, 2024 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ATHENA TECHNOLOGY ACQUISITION CORP. II, AS AMENDED

Athena Technology Acquisition Corp. II (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the Corporation is Athena Technology Acquisition Corp. II.

2. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 20, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 14, 2021. The Corporation’s Amended and Restated Certificate of Incorporation was further amended on June 13, 2023 and on June 20, 2023 (as so amended, the “Amended and Restated Certificate of Incorporation”).

3. This third amendment to the Amended and Restated Certificate of Incorporation (the “Amendment”) amends the Amended and Restated Certificate of Incorporation.

4. This Amendment was duly adopted by the affirmative vote of the holders of at least 65% of the outstanding shares of common stock of the Corporation at a meeting of stockholders of the Corporation in accordance with ARTICLE IX of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the DGCL.

5. The text of Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 23, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 36 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate as described in Section 9.7. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders”.”

6. The text of Section 9.2(a) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance

Annex A-1

with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.”

7. The text of Section 9.2(e) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:

“(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.”

8. The text of Section 9.2(f) of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows

“(f) [Reserved.]”

9. The text of Section 9.7 of Article IX of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in its entirety as follows

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Offering Shares.”

10. All other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

[Signature page follows]

Annex A-2

IN WITNESS WHEREOF, the Corporation has caused this Amendment to be duly executed in its name and on its behalf by an authorized officer as of this [•] day of [•], 2024.

Isabelle Freidheim
Chief Executive Officer

[Signature Page to Certificate of Amendment]

Annex A-3

ATHENA TECHNOLOGY ACQUISITION CORP. II 442 5TH AVENUE NEW YORK, NEW YORK 10018 SCAN TO VIEW MATERIALS &VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATEK2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V30878-S83090 ATHENA TECHNOLOGY ACQUISITION CORP. II The Board of Directors recommends you vote FOR the following proposals: 1. To amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “charter”), to extend the date by which the Company must consummate an initial business combination (the “Second Extension”) on a monthly basis for up to nine times by an additional one month each time for a total of up to nine months from March 14, 2024 (the date which is 27 months from the closing date of the Company’s initial public offering (the “IPO”) of units) to December 14, 2024 (the date which is 36 months from the closing date of the IPO), provided that Athena Technology Sponsor II, LLC or its affiliates or permitted designees will deposit into the trust account established by the Company in connection with the IPO the lesser of (a) $40,000 and (b) $0.02 for each share of the Company’s common stock issued and outstanding that has not been redeemed in accordance with the terms of the charter upon the election of each such one-month extension unless the closing of the Company’s initial business combination shall have occurred. 2. To amend the charter to eliminate the limitation that the Company may not redeem public shares in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 immediately prior to or upon consummation of an initial business combination (the “Redemption Limitation Amendment Proposal”). 3. To approve the adjournment of the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Second Extension Amendment Proposal or the Redemption Limitation Amendment, or if the Company determines that additional time is necessary to effectuate the Second Extension. NOTE: To transact such other business as may properly come before the meeting or any continuation, postponement, or adjournment of the meeting. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holdersmust sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Materials are available at www.proxyvote.com. V30879-S83090 ATHENA TECHNOLOGY ACQUISITION CORP. II SPECIAL MEETING OF STOCKHOLDERS March 12, 2024 at 1:00 p.m. Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Isabelle Freidheim and Anna Apostolova, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of ATHENA TECHNOLOGY ACQUISITION CORP. II that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 1:00 p.m. Eastern Time on March 12, 2024, virtually at www.virtualshareholdermeeting.com/ATEK2024SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations. Continued and to be signed on reverse side